EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liberator BDC, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




       Date: May 15, 2008               By:  /s/ Edward J. Wegel
                                             -----------------------------------
                                                 Edward J. Wegel
                                                 Principal Executive Officer





       Date: May 15, 2008               By:  /s/ Edward J. Wegel
                                            ------------------------------------
                                                 Edward J. Wegel
                                                 Principal Financial Officer